UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2023

FIRST COMMUNITY BANKSHARES, INC.
(Exact name of registrant as specified in its charter)

Virginia	000-19297	55-0694814
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

P.O. Box 989 Bluefield, Virginia		24605-0989
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (276) 326-9000
__________________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($1.00 par value)	FCBC	NASDAQ Global Select

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01         Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm.

After conducting an extensive and competitive request for proposals and diligence process, which process included an assessment of the reasonableness of audit fees proposed by each provider, on March 9, 2022, the Audit, Compliance and Enterprise Risk Committee (the “Audit Committee”) of the Board of Directors of First Community Bankshares, Inc. (the “Registrant”) selected the proposal of Elliott Davis, PLLC (“Elliott Davis”) and approved the engagement of Elliott Davis as the independent registered public accounting firm for the Registrant for the year ending December 31, 2022. Elliott Davis’ aforesaid proposal included the following statement which influenced the Registrant’s engagement decision.

“Fees are based upon the assumption there will be no significant changes in the Company or the scope of our engagement beyond that discussed to date. If changes occur beyond predicted levels, we will discuss with you the related impact on our accounting and tax procedures and will negotiate mutually acceptable adjustments to our proposed fees. These fees exclude any time spent by us regarding start‐up time and transition. We will absorb these costs as part of our investment in a long‐term relationship.”

Elliott Davis’ proposal included a three-year fee quote which reflected a fee of $217,000 for the audit of the Registrant’s consolidated financial statements and internal control over financial reporting for the year ended December 31, 2023.

On April 12, 2023, Elliott Davis informed the Registrant of its decision to adjust fees for the year ending December 31, 2023. On April 19, 2023, Elliott Davis provided the Registrant with an engagement letter for the audit of the Registrant’s consolidated financial statements for the year ended December 31, 2023, containing a fee of $400,000. Elliott Davis’ proposed 2023 fee constituted a 90% increase over the prior year and an 84% increase over Elliott Davis’ original proposal.  Elliott Davis cited a change in desired profitability as explanation for the increase.

As a result of the aforesaid Elliott Davis fee increase, on May 9, 2023, the Audit Committee of the Registrant approved the dismissal of Elliott Davis as the independent registered public accounting firm for the Registrant.

The report of Elliott Davis on the consolidated financial statements of the Registrant for the year ended December 31, 2022, contained no adverse opinion or disclaimer of opinion, and such report was not qualified or modified as to uncertainty, audit scope, or accounting principles.

The audit report of Elliott Davis on the effectiveness of the Registrant’s internal control over financial reporting as of December 31, 2022, also did not contain any adverse opinion or disclaimer of opinion.

During the year ended December 31, 2022, and the subsequent interim period through May 9, 2023, the Registrant had no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with Elliott Davis on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Elliott Davis would have caused it to make a reference to the subject matter of the disagreements in connection with its report on the Registrant’s financial statements for such period.

No reportable event as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K occurred during the year ended December 31, 2022, and the subsequent interim period through May 9, 2023.

The Registrant provided a copy of the foregoing disclosures to Elliott Davis prior to the date of filing of this report and requested that Elliott Davis furnish the Registrant with a letter addressed to the United States Securities and Exchange Commission (“SEC”) stating whether or not Elliott Davis agrees with the above disclosures. A copy of Elliott Davis’ letter to the SEC dated May 15, 2023, furnished in response to the Registrant’s said request, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Appointment of New Independent Registered Public Accounting Firm.

On May 9, 2023, the Audit Committee of the Registrant engaged Crowe, LLP as the Registrant’s independent registered public accounting firm for the year ended December 31, 2023, subject to completion of Crowe, LLP’s standard client acceptance procedures. During the fiscal years ended December 31, 2022 and 2021, and the subsequent interim period through May 9, 2023, Crowe, LLP was not consulted by the Registrant, or anyone on its behalf, on any matter referenced in Item 304(a)(2)(i) or (ii) of Regulation S-K.

(c) Proposal to Ratify Independent Registered Public Accounting Firm at Annual Meeting.

Prior to receipt of the aforesaid notice on April 12, 2023, that Elliott Davis intended to increase the Registrant’s audit fees and the ensuing dismissal of Elliott Davis, the Registrant mailed and filed Notice of the Registrant’s 2023 Annual Meeting of Shareholders and Proxy Statement, which included a proposal for shareholders to ratify the engagement of Elliott Davis as the Registrant’s independent registered public accounting firm for the year ending December 31, 2023. The Registrant will retain this proposal on the agenda for its Annual Meeting of Shareholders. All proxies received by the Registrant will be voted at the Registrant’s Annual Meeting in accordance with the instructions of each shareholder contain therein, including voting to ratify the aforesaid engagement of Elliott Davis, if so directed. In light of the aforesaid fee developments with respect to the engagement of Elliott Davis, the Board of Directors and management of the Registrant will abstain from voting on, or will vote against, the proposal to ratify the engagement of Elliott Davis. Ratification of the engagement of Elliott Davis by the shareholders at the Registrant’s Annual Meeting will not alter the dismissal of Elliott Davis or the appointment of Crowe, LLP, by the Registrant’s Audit Committee as the Registrant’s independent registered public accounting firm for the year ended December 31, 2023. The Company intends to seek ratification of its independent registered public accounting firm for the years ending December 31, 2023 and December 31, 2024 at the Registrant’s 2024 Annual Meeting of Stockholders.

Item 9.01         Financial Statements and Exhibits.

(d)         Exhibits

The following exhibits are included with this report:

Exhibit No.	Exhibit Description

16.1	Letter from Elliott Davis, PLLC, dated May 15, 2023, regarding change in certifying accountant

104	Cover Page Interactive Data File (formatted as Inline XBRL)

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. These forward-looking statements are based on current expectations that involve risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may differ materially. These risks include:  changes in business or other market conditions; the timely development, production and acceptance of new products and services; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in the Company’s Securities and Exchange Commission reports, including but not limited to the Annual Report on Form 10-K for the most recent year ended. Pursuant to the Private Securities Litigation Reform Act of 1995, the Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST COMMUNITY BANKSHARES, INC.

Date:	May 15, 2023	By:	/s/ David D. Brown

David D. Brown
Chief Financial Officer